Exhibit 99.1

Able View Inc., a Leading Full-Service Cross-Border Brand Management Company in China, Announces Execution of Business Combination Agreement with Hainan Manaslu Acquisition Corp.

The combined company expects to trade on Nasdaq.

●	Able View Inc. is a leading brand management company providing full-service solutions covering marketing strategy, branding, digital and social marketing, omni-channel sales, customer service, overseas logistics, warehouse and fulfillment, to help global brands enter into and grow in China.

●	Able View Inc. generated revenues of approximately US$117 million in 2021 (unaudited), and its revenue had a compounded annual growth rate of 82% from 2017 to 2021. Revenues in 2021 increased by 65% compared to those in 2020.

●	The proposed transaction values the combined company at an estimated enterprise value on a pro-forma basis of approximately US$400 million, assuming no redemptions by Hainan Manaslu Acquisition Corp.’s shareholders.

Shanghai, China, Nov. 22, 2022 (GLOBE NEWSWIRE) -- Able View Inc. (“Able View” or the “Company”), a leading cross-border brand management company, announced that on November 21, 2022, Able View entered into a definitive business combination agreement (the “Business Combination Agreement”) with Hainan Manaslu Acquisition Corp. (“HMAC”) (Nasdaq: HMAC, HMACU, HMACW, HMACR), a Cayman Islands special purpose acquisition company. The parent company following the consummation of the business combination will be a new Cayman Islands holding company (the “Combined Company” or “Pubco”) called Able View Global Inc., and will be led by Mr. Zhu Jian, Founder and Chief Executive Officer of Able View. Pubco’s ordinary shares are expected to be listed on the Nasdaq Capital Market.

Founded in Hong Kong in 2015, Able View Inc. is a leading cross-border brand management company focusing on beauty and personal care segments. Able View’s full-service solution encompasses all aspects of the brand management value chain, covering marketing strategy, branding, digital and social marketing, omni-channel sales, customer service, oversea logistics, warehouse and fulfillment, to help global brands enter, grow and succeed in China. Leveraging its full-service capability and industry know-how, Able View usually engages with the brands as exclusive agent selling cross-border products to end customers in China across all channels.

Able View believes that it maintains a competitive edge and steady growth in the number of brands engaged. Focusing on beauty and personal care segments, Able View now serves a portfolio of well-known brands in various functional vertical market segments. Able View continues to engage additional brands that are new to China while leveraging its capability to help existing managed brands navigate through continuing challenges imposed by COVID-19. With a steady business performance, Able View has managed to engage two new brands during 2021, and has grown its brand portfolio to a total of 10 brands as of December 31, 2021.

The Company helps global brands and companies to establish supply chain and fulfillment infrastructure, define market positioning, improve market exposure and develop and manage omni-channels for sales. Able View’s omni-channels cover mainstream online market places such as Tmall Global and JD Global, vertical online market places such as NetEase, Koala and Vipshop, social E-commerce platforms such as Douyin and Xiaohongshu, and a wide variety of distributors, dealers and agents.

The Company attributes its logistics network, warehousing and fulfillment capabilities as critical factors to its success. For each brand it manages, Able View provides dedicated personnel involving managers and team members with deep and relevant domain experience and brand management expertise.

China’s beauty and personal care market is growing fast with strong tailwinds, leaving significant opportunities for foreign brands to enter. The Company believes that this market’s trends are ever-evolving, with decentralized channels, diverse marketing tools and fragmented social media. Able View further believes that it plays an important role to help the brands enter this market and manage cost and risks.

“With our core mission to seek a company with a stable business model, proven track record in operations and sustained growth potential post COVID-19, we are very pleased to have found Able View. We are quite impressed by the business performance as well as industry know-how supporting Able View’s comprehensive brand management operation. Since Chinese consumers are turning their focus to functional cosmetics and personal care products, we expect Able View to continue its fast growth in this massive and attractive market,” said Larry Chow, Chief Executive Officer of HMAC. “We look forward to the consummation of the transaction, which will enable us to collaboratively create greater value for all parties involved.”

Zhu Jian, founder of Able View, commented: “Able View has been growing along with China’s beauty and personal care market for seven years. We’ve built a wealth of insights and experience in every aspect of the brand management value chain, helping our cross-border brand owners sell goods to end consumers. Our supply chain, omni-channel and comprehensive capabilities have resulted in strong growth and performance. We are delighted to partner with Hainan Manaslu since we share visions regarding the market and the business model. We are highly confident that the Hainan Manaslu team can help us realize our long term vision and success.”

Key Transaction Terms

●	The transaction values the Combined Company at an estimated equity value on a pro-forma basis of approximately US$400 million, assuming no redemptions by HMAC’s public shareholders in connection with the transaction.

●	Assuming no redemptions by HMAC’s public shareholders, it is estimated that the current shareholders of Able View will own approximately 80.3% of the issued and outstanding shares in the Combined Company at closing of the transaction.

●	Following the consummation of the transaction, the Combined Company will report in the United States as a foreign private issuer, and, as such, will not be subject to the same disclosure and certain other obligations applicable to domestic public companies. In addition, the Combined Company expects to follow home country governance requirements, to the extent permitted by the rules of Nasdaq.

●	The transaction has been approved by each of HMAC’s and Able View’s Board of Directors. The transaction is subject to the approval of HMAC’s shareholders and other customary closing conditions and is expected to close in the second quarter of 2023.

The description of the transactions contemplated by the Business Combination Agreement (collectively, the “Transaction”) contained herein is only a summary and is qualified in its entirety by reference to the Business Combination Agreement relating to the Transaction, a copy of which will be filed by HMAC with the U.S. Securities and Exchange Commission (“SEC”) as an exhibit to a Current Report on Form 8-K. In addition, Pubco intends to file a registration statement on Form F-4 with the SEC, which will include a proxy statement/prospectus, and will file other documents regarding the proposed Transaction with the SEC.

Advisors

Ellenoff Grossman & Schole LLP acted as U.S. legal counsel to HMAC.

Pryor Cashman, LLP acted as U.S. legal counsel to Able View.

Global Law Office acted as PRC legal counsel to HMAC.

Jun He Law Offices acted as PRC legal counsel to Able View.

About Able View

Able View, together with its affiliates, provides full-service brand management for global brands entering the China market. Founded in Hong Kong in 2015, the Company is now a leader in China’s cross-border brand management market. The Company provides full-service solutions covering marketing strategy, branding, digital and social marketing, omni-channel sales, customer service, oversea logistics, warehouse and fulfillment, to help global brands enter into and grow in China. Able View focuses on the beauty and personal care segments. The Company has established a managed brand portfolio of 10 global brands, many of which are well-known in their respective segments.

About Hainan Manaslu Corp.

HMAC is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses or entities. While HMAC may pursue an initial business combination opportunity in any business, industry, sector or geographical location, HMAC intends to focus on industries that complement its management team’s background, and to capitalize on the ability of its management team and advisor to identify and acquire a business. However, HMAC will not consummate an initial business combination with an entity or business with China operations consolidated through a variable interest entity structure.

Cautionary Note Regarding Forward-Looking Statements

Certain statements included in this press release are not historical facts, but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this press release and on the current expectations of HMAC’s and Able View’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of HMAC and Able View. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties, including the inability of the parties to successfully or timely consummate the Transaction, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Combined Company or the expected benefits of the Transaction, if not obtained; the failure to realize the anticipated benefits of the Transaction; the ability of HMAC prior to the Transaction, and the Combined Company following completion of the Transaction, to maintain (in the case of HMAC) and to obtain and maintain (in the case of the Combined Company) the listing of HMAC’s shares prior to the Transaction, and, following the Transaction, the Combined Company’s shares, on Nasdaq; costs related to the Transaction; the failure to satisfy the conditions to the consummation of the Transaction, including the approval of the Business Combination Agreement by the shareholders of HMAC, the risk that the Transaction may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; the inability to complete a PIPE transaction or other financing; the outcome of any legal proceedings that may be instituted against HMAC or Able View related to the Transaction; the attraction and retention of qualified directors, officers, employees and key personnel of HMAC and Able View prior to the Transaction, and the Combined Company following the Transaction; the ability of the Combined Company to compete effectively in a highly competitive market; the ability to protect and enhance Able View’s corporate reputation and brand; the impact from future regulatory, judicial, and legislative changes in Able View’s industry; the uncertain effects of the COVID-19 pandemic or other public health matters; competition from larger companies that have greater resources, technology, relationships and/or expertise; the future financial performance of the Combined Company following the Transaction, including the ability of future revenues to meet projected annual projections; the ability of the Combined Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; the Combined Company’s ability to manage a complex set of marketing relationships and realize projected revenues from subscriptions, advertisements; product sales and/or services; Able View’s ability to execute its business plans and strategy; and those factors set forth in documents of HMAC or Able View Global Inc. filed, or to be filed, with the SEC. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the registration statement on Form F-4 and related proxy statement and other documents to be filed by HMAC or Able View Global Inc. from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The foregoing list of risks is not exhaustive.

If any of these risks materialize or the underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither HMAC nor Able View presently know or that HMAC or Able View currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect HMAC’s and Able View’s current expectations, plans and forecasts of future events and views as of the date of this press release. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of HMAC and Able View described above. HMAC and Able View anticipate that subsequent events and developments will cause their assessments to change. However, while HMAC and Able View may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as may be required by law. These forward-looking statements should not be relied upon as representing HMAC’s or Able View’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Participants in the Solicitation

HMAC and Able View and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transaction described in this press release under the rules of the SEC. Information about the directors and executive officers of HMAC is set forth in the final prospectus of HMAC, dated as of August 10, 2022, and filed with the SEC (File No. 333-261340) on August 12, 2022, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Hainan Manaslu Acquisition Corp., B3406, 34F, West Tower, Block B, Guorui Building, 11 Guoxing Avenue, Haikou, Hainan Province, People’s Republic of China 570203. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the HMAC shareholders in connection with the proposed Transaction will be set forth in the registration statement containing the proxy statement/prospectus on Form F-4 to be filed by Able View Global Inc. with respect to the proposed Transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated herein.

Important Information About the Transaction and Where to Find It

This press release relates to a proposed Transaction between HMAC and Able View. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Transaction described herein, HMAC and Able View intend to file relevant materials with the SEC, including a registration statement on Form F-4 to be filed by Able View Global Inc., which will include a proxy statement/prospectus. Security holders are encouraged to carefully review such information, including the risk factors and other disclosures therein. The proxy statement/prospectus will be sent to all shareholders of HMAC. HMAC and Able View Global Inc. will also file other documents regarding the proposed Transaction with the SEC. Before making any voting or investment decision, investors and security holders of HMAC are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed Transaction.

Non-Solicitation

This press release does not constitute, and should not be construed to be, a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination described herein and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended.

Contact:

Hainan Manaslu Acquisition Corp.

B3406, 34F, West Tower, Block B Guorui Building, 11 Guoxing Avenue

Haikou, Hainan Province, People’s Republic of China 570203

Wenyi Shen, CFO

Tel: +86-898-65315786

Email: woody.shen@imanaslu.com

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